UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

VIVEVE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	VIVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Bonuses

On January 18, 2022, the Board of Directors of Viveve Medical, Inc. (the “Company”) approved retention bonus arrangements with Scott Durbin, Chief Executive Officer, and Jim Robbins, Senior Vice President of Finance and Administration (each, a “Recipient”), in the amounts of $207,000 and $75,000, respectively (the “Retention Bonuses”) pursuant to the terms of a Retention Bonus Agreement (the “Agreement”). The Retention Bonuses are advanced and payable in cash in two equal payments, the first on March 31, 2022, and the second on July 31, 2022. To earn the Retention Bonus, however, each Recipient must be actively employed by the Company or its subsidiaries on January 31, 2023, and remain in good standing, provided that in the event a Recipient voluntarily terminates his employment with the Company or its subsidiaries other than for Good Reason (as defined in the Employment Agreement between such Recipient and the Company) or is terminated by the Company or its subsidiaries for Cause (as defined in the Employment Agreement between such Recipient and the Company), in each case on or prior to January 31, 2023, the Recipient will be required to repay the Company the gross amount of the Retention Bonus previously paid to the Recipient.

The foregoing is a summary of certain material terms of the Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Form of Retention Bonus Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management contract or compensation plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2022	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Executive Officer